Impacts of ongoing conflicts	12 Months Ended
Dec. 31, 2023
Impacts Of Ongoing Conflicts
Impacts of ongoing conflicts

Note 38.      Impacts of ongoing conflicts

Impacts of the war in Ukraine

Following the outbreak of the war in Ukraine in late February 2022, several countries imposed sanctions on Russia, Belarus and certain regions in Ukraine. There has been an abrupt change in the geopolitical situation, with significant uncertainty about the duration of the conflict, changing scope of sanctions and retaliation actions including new laws.

The WISeKey group does not have any operation or customer in Russia, Belarus or Ukraine, and, as such, does not foresee any direct impact of the war on its operations. However, the war has also contributed to an increase in volatility in currency markets, energy prices, raw material and other input costs, which may impact the Group’s supply chain in the future.

As at December 31, 2023, WISeKey has assessed the consequences of the war for its financial disclosures and considered the impacts on key judgments and significant estimates, and has concluded that no changes were required. WISeKey will continue to monitor these areas of increased risk for material changes.

Impacts of the Israel–Hamas conflict

Israel’s declaration of war on Hamas in October 2023 has degraded the geopolitical environment in the region and created uncertainty.

The WISeKey group does not have any operation or customer in that region, and, as such, does not foresee any direct impact of the war on its operations. However, depending on its duration and intensity, the war may adversely affect the global economy, financial markets and the Group’s supply chain in the future.

As at December 31, 2023, WISeKey has assessed the consequences of the war for its financial disclosures and considered the impacts on key judgments and significant estimates, and has concluded that no changes were required. WISeKey will continue to monitor these areas of increased risk for material changes.